U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2015

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the principal accountants for Advanced Emissions Solutions, Inc. (the “Company”). On January 23, 2015, KPMG resigned as the Company’s independent accounting firm. The Company initially engaged KPMG in May, 2013 as its independent accounting firm to conduct interim reviews of its financial statements for each of the first three quarters of 2013 and the audit of its financial statements for the fiscal year ended December 31, 2013. In July, 2014, the Company engaged KPMG to conduct re-audits of its financial statements for the fiscal years ended December 31, 2011 and 2012.

KPMG has not issued any report on the Company’s financial statements. The Company’s prior independent accounting firm that issued financial reports in 2011 and 2012 did not include an adverse opinion or a disclaimer of opinion in those reports, and those reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. As previously reported on the Current Report on Form 8-K, dated August 20, 2014, the Audit Committee of the Company’s Board of Directors (“Audit Committee”), upon the recommendation of the Company’s management and after discussions with the Company’s former independent accounting firm and KPMG, concluded that such financial statements should no longer be relied upon and will likely be restated.

Since the commencement of KPMG’s engagement in May 2013 through January 23, 2015, there have been (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in KPMG’s reports on the financial statements for such years; and (2) no reportable events, as defined in Item 304(a)(1)(v) of the Commission’s Regulation S-K, except for the matters set forth herein. The Company will authorize KPMG to respond fully to the inquiries of the successor accountant, which has yet to be selected.

As disclosed in the Current Report on Form 8-K dated April 18, 2014, the Company identified a material weakness related to its internal controls for recognizing revenue for its emission control equipment contracts and has also identified other significant deficiencies in its internal controls over financial reporting that may result in additional material weaknesses. Since then, the Company has determined that it lacks internal controls necessary for the Company to develop reliable financial statements. During the course of its engagement, KPMG has communicated to the Company’s management and the Audit Committee that the Company has the following material weaknesses:

•	inadequate management oversight and monitoring of the Company’s internal controls over financial reporting,

•	inadequate accounting resources, as the Company does not have a sufficient number of accounting personnel with appropriate technical accounting or financial reporting experience, and

•	additional material weaknesses related to the Company’s restatement adjustments not finalized at the time of KPMG’s resignation.

The Company recognized these weaknesses, began adding and changing accounting and business resources in April 2014, and continues to assess its accounting personnel requirements.

In addition, upon resignation, KPMG informed Company management and the Audit Committee that information related to the following matters came to its attention which, if investigated further, may (a) materially impact the fairness or reliability of the financial statements as of and for the years ended December 31, 2013, 2012 and 2011 and the interim periods therein, (b) have caused KPMG to be unwilling to be associated with the Company’s financial statements, or (c) have prevented KPMG from rendering an unqualified opinion on the financial statements referred to above, and due to its resignation, KPMG did not conduct such further investigation:

•	Internal review of the accounting errors necessitating the restatements of the Company’s 2012 and 2011 financial statements and the related underlying cause(s) of such errors,

•	Revenue recognition related to the Company’s emission control equipment contracts,

•	Various accounting positions taken with respect to the Company’s joint venture Clean Coal Solutions, LLC (“CCS”),

•	Tax positions taken by the Company related to CCS’ monetization of refined coal facilities,

•	Appropriateness of purchase accounting related to the Company’s acquisition in 2012 of the assets of Bulk Conveyor Specialist Inc. and Bulk Conveyor Services, Inc., including identification of intangible assets, determination of fair value and possible impairment of goodwill and related intangible assets,

•	Appropriateness of accounting for stock-based compensation,

•	Effectuation of the deconsolidation of CCS, which was determined by management to be appropriately accounted for as an equity method investment, as disclosed in the Company’s Form 8-K dated November 20, 2014, and

•	Multiple material weaknesses in internal controls over financial reporting not finally documented at the time of KPMG’s resignation.

In addition, KPMG expressed to management and the Audit Committee its concern that there is an inappropriate tone at the top, discontent with the Company’s timeliness and responsiveness to its requests for information and inability to determine whether management has made available all financial records and related data. In giving the Company its resignation notice, KPMG referenced the issues noted above and its inability to rely on management’s representations.

The Company has worked diligently for almost a year to address the extraordinarily complex issues discovered by its staff and consultants, as well as those raised by KPMG, and complete the audits and re-audits of its financial statements as swiftly as possible. To achieve this goal, the Company has identified and deployed competent and experienced internal and external resources. Since identification of the initial accounting issues last March, the Company has appointed three new directors, including a new Audit Committee Chairman, appointed a new Chief Financial Officer, Chief Accounting Officer and Corporate Controller, and retained FTI Consulting, Inc., as well as other consultants, accountants and staff to meet the Company’s filing obligations in a thorough and timely manner. In addition, the Company has expended substantial amounts in accounting, auditing, consulting, and legal fees on this effort. As a result, the Board of Directors of the Company continues to have high confidence in its management team and other internal and external resources’ ability to complete the audits and re-audits once a replacement independent accountant has been found.

The Company is moving promptly to find a successor independent accountant in the hope that audited financial statements can be completed with as little further delay as possible. The Company will continue its efforts to improve its accounting and internal controls while seeking its successor accountant. At this time, the Company does not believe that it can make the required financial filings and regain compliance with the rules of The NASDAQ Stock Market by March 27, 2015 and expects to have its common stock delisted from the NASDAQ Capital Market.

The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements and, if not, stating the respects in which KPMG does not agree. As of the date of this Current Report, the Company has not received such letter. If the Company receives such letter, the Company will file any such letter by amendment to this Current Report.

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding potential impacts of KPMG’s resignation, ability and timing to complete the accounting review, restatements and audits, comprehensiveness of the Company’s accounting review, inability by the Company to file its delinquent periodic within the extended stay granted by the NASDAQ panel, likelihood of the Company’s common stock being delisted from NASDAQ, ability to engage an independent accounting firm and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of Company management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to loss of key personnel or inability to engage accounting personnel as needed; inability to address the previously disclosed accounting matters; identification of additional material weaknesses or significant deficiencies; KPMG may identify disagreements or additional reportable events in a letter addressed to the SEC pursuant to Item 304 of Regulation S-K; failure to engage an independent accounting firm, complete the audits and re-

audits and file any required restatements and periodic reports; adverse effects resulting from the Company’s common stock being delisted from NASDAQ; risks relating to the substantial costs and diversion of personnel’s attention and resources due to these matters and related litigation and other factors discussed in greater detail in the Company’s filings with the SEC. You are cautioned not to place undue reliance on such statements and to consult the Company’s SEC filings for additional risks and uncertainties that may apply to the Company’s business and the ownership of the Company’s securities. The Company’s forward-looking statements are presented as of the date made, and the Company disclaims any duty to update such statements unless required by law to do so.

Item 7.01	Regulation FD Disclosure

On January 29, 2015, the Company issued a press release disclosing KPMG’s resignation as the Company’s independent accounting firm. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the press release attached to this report as Exhibit 99.1 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Provides Accounting Update, dated January 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2015

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Provides Accounting Update, dated January 29, 2015